UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2014

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)
(516) 484-5400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 10, 2014, Pall Corporation (the “Registrant”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Holders of an aggregate of 106,854,490 shares of the Registrant’s common stock at the close of business on October 14, 2014 were entitled to vote at the Registrant’s Annual Meeting, of which 95,835,299 were present in person or represented by proxy. At the Annual Meeting, the Registrant’s shareholders voted as follows:

Proposal One: To elect the following individuals as directors for a term expiring on the date of the Registrant’s 2015 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Dr. Amy E. Alving	89,311,638	199,298	108,860	6,215,503
Robert B. Coutts	88,845,357	660,920	113,519	6,215,503
Mark E. Goldstein	88,854,385	650,684	114,727	6,215,503
Cheryl W. Grisé	88,768,708	732,924	118,164	6,215,503
Ronald L. Hoffman	88,852,690	652,487	114,619	6,215,503
Lawrence D. Kingsley	87,378,977	888,862	1,351,957	6,215,503
Dennis N. Longstreet	89,309,998	198,196	111,602	6,215,503
B. Craig Owens	89,394,140	113,995	111,661	6,215,503
Katharine L. Plourde	88,500,295	1,010,905	108,596	6,215,503
Edward Travaglianti	88,825,173	685,786	108,837	6,215,503
Bret W. Wise	89,392,782	114,975	112,039	6,215,503

The Registrant’s shareholders elected each of Messrs. Coutts, Goldstein, Hoffman, Kingsley, Longstreet, Owens, Travaglianti and Wise, Dr. Alving and Mses. Grisé and Plourde to serve as directors for a term expiring on the date of the Registrant’s 2015 Annual Meeting of Shareholders.

Proposal Two: The ratification of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year 2015.

	For	Against	Abstain
Total Shares Voted	95,175,956	529,536	129,807

The Registrant’s shareholders ratified the selection of KPMG LLP.

Proposal Three: The approval of an amendment to the Pall Corporation 2012 Stock Compensation Plan.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	85,260,516	4,184,959	174,321	6,215,503

The Registrant’s shareholders approved the amendment to the Pall Corporation 2012 Stock Compensation Plan.

Proposal Four: The approval, on an advisory basis, of the compensation of the Registrant’s named executive officers.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	86,269,301	3,064,306	286,189	6,215,503

The Registrant’s shareholders approved the compensation for its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation
(Registrant)

December 11, 2014	By:	/s/Roya Behnia
	Name:	Roya Behnia
	Title:	Senior Vice President, General Counsel and
Corporate Secretary